IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated March 3, 2010
to the
Ivy Funds Variable Insurance Portfolios Prospectus dated April 30, 2009 and as supplemented May 26, 2009, November 30, 2009, December 18, 2009
and February 16, 2010

The following information amends the corresponding information in the Prospectus regarding Ivy Funds VIP Money Market in the section entitled "Additional Information About Principal Investment Strategies, Other Investments and Risks:"

Ivy Funds VIP Money Market: The Portfolio seeks to achieve its objective of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers), including asset-backed commercial paper programs corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  municipal securities
  certain other obligations guaranteed as to principal and interest by a bank in whose obligations the Portfolio may invest or a corporation in whose commercial paper the Portfolio may invest